UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2011

NORTH VALLEY BANCORP
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

0-10652	94-2751350
(Commission File Number)	(IRS Employer Identification No.)

300 Park Marina Circle, Redding, CA 96001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (530) 226-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2011, North Valley Bancorp announced that its Board of Directors has appointed Patrick W. Kilkenny to serve as a Director of both North Valley Bancorp and its subsidiary, North Valley Bank, subject to the receipt of all necessary regulatory approvals. The committees of the Board of Directors to which Mr. Kilkenny will be named have not yet been determined.

A copy of the press release, issued by North Valley Bancorp on November 8, 2011, is attached hereto as Exhibit 99.187 and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.187	Press release dated November 8, 2011 announcing the appointment of new Director, Patrick W. Kilkenny

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

Dated: November 8, 2011	By:	/s/ Kevin R. Watson
Kevin R. Watson Executive Vice President Chief Financial Officer